UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                       AUGUST 18, 2006 (AUGUST 14, 2006)
                       ---------------------------------


                                   TEAM, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           TEXAS                        001-08604                 74-1765729
--------------------------------------------------------------------------------
(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
      of Incorporation)                                      Identification No.)


                                200 HERMANN DRIVE
                               ALVIN, TEXAS 77511
--------------------------------------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


       Registrant's telephone number, including area code: (281) 331-6154
                                                            -------------

                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


      Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT
           ----------------------------------------------

On August 17, 2006, Team, Inc. (the "Company") and Mr. Emmett J. Lescroart, a member of the Company's board of directors, mutually agreed to terminate the Consulting Agreement that was entered into effective on July 30, 2004. The Consulting Agreement served to allow the Company to use Mr. Lescroart as a consultant, as needed. Mr. Lescroart provided no consulting services to the Company in fiscal year 2006 and has not provided any thus far in fiscal year 2007. The Company had no obligation to pay Mr. Lescroart under the Consulting Agreement unless services were rendered. The parties mutually agreed to terminate the agreement since no services were being rendered and none are anticipated in the foreseeable future. There is no early termination fee or other compensation due.


ITEM 5.02. DEPARTURE OF DIRECTOR
           ---------------------

      On August 14, 2006, the Company was informed that one of its Class II directors, Mr. E. Theodore Laborde, would not stand for reelection at this year's annual stockholder meeting scheduled for September 28, 2006. The Company is unaware of any disagreement between Mr. Laborde and the Company on any matter relating to the Company's operations, policies or practices.

      The Company had been in the process of identifying a nominee for the vacancy that was created by the resignation of Mr. E. Patrick Manuel earlier this year from the Board of Directors. Accordingly, at a Board meeting held on August 14, 2006, the Board unanimously reduced the size of the Board from eight to seven and nominated Mr. Robert A. Peiser to stand for election as a Class II director at the annual stockholder meeting. Mr. Peiser is currently the President and CEO of Imperial Sugar Company, a $1.2 billion publicly traded refiner and marketer of sugar products. In addition, the Board unanimously nominated the remaining two Class II Directors, Messrs. Jack M. Johnson, Jr. and Vincent D. Foster, for re-election at the annual stockholder meeting.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TEAM, INC.


                                        By: /s/ Gregory T. Sangalis
                                            ------------------------------------
                                             Gregory T. Sangalis
                                             Senior Vice President - Law &
                                             Administration
Dated:  August 18, 2006